 As filed with the Securities and Exchange Commission on February 25, 2000
                                                  Registration No. 333-
==============================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                   FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                               ------------------

                                 EXAR CORPORATION
               (Exact name of registrant as specified in its charter)

                               ------------------

           DELAWARE                                      941741981
  (State of Incorporation)                 (I.R.S. Employer Identification No.)

                                  48720 KATO ROAD
                          FREMONT, CALIFORNIA 94538-1167
                     (Address of principal executive offices)

                               ------------------

                            1997 EQUITY INCENTIVE PLAN
                             (Full title of the plan)

                                 RONALD W. GUIRE
                                 EXAR CORPORATION
                                 48720 KATO ROAD
                           FREMONT, CALIFORNIA 94538-1167
                                 (510) 668-7117
        (Name, address, including zip code, and telephone number, including area code, of agent for service)

                               ------------------

                                   Copies to:

                              ROBERT L. JONES, ESQ.
                            MATTHEW W. SONSINI, ESQ.
                               COOLEY GODWARD LLP
                             FIVE PALO ALTO SQUARE
                              3000 EL CAMINO REAL
                        PALO ALTO, CALIFORNIA 94306-2155
                                (650) 843-5000

                               ------------------

                         CALCULATION OF REGISTRATION FEE

==================================================================================================================
                                                 PROPOSED MAXIMUM         PROPOSED MAXIMUM
    TITLE OF SECURITIES      AMOUNT TO BE           OFFERING                  AGGREGATE              AMOUNT OF
      TO BE REGISTERED        REGISTERED        PRICE PER SHARE (1)      OFFERING PRICE (1)      REGISTRATION FEE
------------------------------------------------------------------------------------------------------------------
Stock Options and Common
Stock (par value $.0001)    450,000 shares           $49.625                 $22,331,250             $5,895.45
==================================================================================================================

(1) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(c) of the Securities Act of 1933, as amended. The price per share and aggregate offering price of the 450,000 shares under the 1997 Equity Incentive Plan are based upon the average of the high and low prices of Registrant's Common Stock on February 22, 2000 as reported on the Nasdaq National Market.

              INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

        The contents of Registration Statements on Form S-8 Nos. 333-37369 and 333-69381 filed with the Securities and Exchange Commission on October 7, 1997 and December 21, 1998, respectively, are incorporated by reference herein.

                                 EXHIBITS

EXHIBIT
NUMBER
   5.1       Opinion of Cooley Godward LLP.

  23.1       Consent of Deloitte & Touche LLP.

  23.2       Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this Registration Statement.

  24.1       Power of Attorney is contained on the signature pages.

  99.1       1997 Equity Incentive Plan, as amended as of September 9, 1999.

  99.2*      Form of Incentive Stock Option Agreement and Supplemental Stock Option Agreement.

  99.3*      Irrevocable Notice of Option Exercise/Payment Authorization.


* Documents incorporated by reference from the Registrant's Registration Statement on Form S-8 (File No. 333-37369), filed with the Commission on October 7, 1997.

                               SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fremont, State of California, on February 25, 2000.

                                       EXAR CORPORATION


                                       By: /s/ Donald L. Ciffone, Jr.
                                          ------------------------------------
                                          Donald L. Ciffone, Jr.
                                          President and Chief Executive Officer


                            POWER OF ATTORNEY


        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Donald L. Ciffone, Jr. and Ronald W. Guire, and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



              SIGNATURE                                  TITLE                                DATE

     /s/ Donald L. Ciffone, Jr.                Chief Executive Officer,                February 25, 2000
---------------------------------------        President and Director (Principal
       DONALD L. CIFFONE, JR.                  Executive Officer)


        /s/ Ronald W. Guire                    Executive Vice President and            February 25, 2000
---------------------------------------        Chief Financial Officer,
          RONALD W. GUIRE                      Secretary and Director (Principal
                                               Financial and Accounting
                                               Officer)


      /s/ Raimon L. Conlisk                    Chairman of the Board                   February 25, 2000
---------------------------------------
        RAIMON L. CONLISK


     /s/ Frank P. Carrubba                     Director                                February 25, 2000
---------------------------------------
        FRANK P. CARRUBBA


      /s/ James E. Dykes                       Director                                February  25, 2000
---------------------------------------
         JAMES E. DYKES


     /s/ Richard Previte                       Director                                February  25, 2000
---------------------------------------
        RICHARD PREVITE


                              EXHIBIT INDEX


EXHIBIT
NUMBER                         DESCRIPTION

   5.1       Opinion of Cooley Godward LLP.

  23.1       Consent of Deloitte & Touche LLP.

  23.2       Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this
             Registration Statement.

  24.1       Power of Attorney is contained on the signature pages.

  99.1       1997 Equity Incentive Plan, as amended as of September 9, 1999.

  99.2*      Form of Incentive Stock Option Agreement and Supplemental Stock Option
             Agreement.

  99.3*      Irrevocable Notice of Option Exercise/Payment Authorization.


* Documents incorporated by reference from the Registrant's Registration Statement on Form S-8 (File No. 333-37369), filed with the Commission on October 7, 1997.